Engineered for Performance

INVESTOR PRESENTATION
OTCQB: LEAT

http://www.leatt-corp.com/



June 2013

FORWARD LOOKING STATEMENT

This presentation may contain forward-looking statements under the Private Securities Litigation Reform Act of 1995, as amended. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned "Risk Factors" in our latest Annual Report on Form 10-K. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to: our expectations regarding growth in the motor sports market; our expectation regarding increasing demand for protective equipment used in the motor sports market; belief that we will be able to effectively compete with our competitors and increase our market share; our expectations with respect to increased revenue growth and our ability to achieve profitability resulting from increases in our production volumes; and our future business development, results of operations and financial condition. Forward-looking statements also represent our estimates and assumptions only as of the date of this presentation. You should read this presentation and the documents that we reference herein with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

OUR MISSION & STRATEGY

At Leatt's core is a passion to save lives! We are driven to protect the bodies and futures of athletes – professional and amateur.



Mission is to extend our unique lab-tested and athlete-trusted performance and protective gear to more sports and to more athletes globally.

OUR MISSION & STRATEGY



- Trauma can affect virtually every part of an athlete's body.
- We started with protecting necks; we will remain technology and market leader.
- Product line extended to protect more body areas.
- Goal is to protect
  - Heads, backs, chests.
  - Flanks, torsos, elbows.
  - Knees, limbs, wrists.
  - Other vulnerable body parts.

OUR MISSION & STRATEGY



- Started with protecting helmeted participants in offroad motorsports.
- Now protecting downhill and BMX bicycle riders.
- Goal
  - Protect more athletes in wide range of sports with multiple product lines.
- Plan
  - Continue to develop innovative, cutting edge products.
  - Move into high velocity winter and team sports.
  - Address broader range of bicycle and other popular helmeted sports.

TECHNOLOGY – OUR R&D PROCESS

Tested in our lab. Proven in action. Trusted by athletes


www.jacquesmarais.co.za / NIKON

- Product development begins with consumer and professional athlete insights into requirements.
- Insights presented to our bio-medical engineers and designers dedicated to developing revolutionary products.
- We use 3 dimensional design and simulation software to ensure optimal performance and protection.
- Designers work closely with manufacturers and material experts to develop products that are bio-medically proven for safety and enhanced performance.
- Critical to process is testing of products in our lab and in action by our athletes.
- We protect our core innovations with a wide range of patents and trademarks.

MANUFACTURING & QUALITY ASSURANCE



- Products manufactured in third-party production plants in China.
- We contract with third-party quality management companies to inspect products to ensure finished products meet our stringent quality standards.
- Quality management staff visits manufacturers continuously to ensure quality assurance processes applied at all stages of production process.
- Current neck brace production partner has capacity to produce in excess of 120,000 braces per annum and can expand capacity if required.

GLOBAL DISTRIBUTION NETWORK

- Product distribution
  - South Africa: Leatt SA - Directly to dealers.
  - USA: Leatt USA – Directly to dealers with capacity to sell additional product lines.
  - ROW: Network of 60 third-party distributors.
- ~5,000 motorcycle and apparel dealers in USA, 150 in South Africa.
- Bicycle-specific distributors around the world have been added.
- Leatt USA originally sold bicycle braces through third-party distributor to create footprint in market.
- In Q1 2013, decided to sell directly to USA bicycle dealers.
  - ~ 4,000 bicycle dealers in USA.
- Will broaden distribution channels as new product categories introduced.
- Leatt products were once only sold in motorcycle and bike shops, goal is to sell products in large sporting-goods and department stores.

OUR PRODUCTS

The Leatt Neck Brace – Flagship product

- **Revolutionary, award winning**


LEATT

- Developed in our lab in Cape Town, South Africa, tested by BMW Munich.
- Established Leatt as global brand respected for innovation, safety and quality.
- >500,000 units sold worldwide to date.
- Revenue of >$93 million from brace sales worldwide since inception.
- Remains technological and market leader with estimated 69% worldwide market share.

OUR PRODUCTS

The Leatt Body Armor Range


HARD SHELL
BraceON
MOISTURECOOL
COOLIT
ROOSTTEE
3DF

- Hard Shell Body Armor range launched in late 2010 with introduction of Leatt Adventure Chest Protector
  - Awarded a 10/10 score in a product evaluation by Motorcrossgear.com.
- Subsequently introduced full upper trunk protectors, knee and elbow protectors.
  - Pro, junior and lite versions.
  - Chest Protector Pro Lite awarded product of the year by TWMX in 2012.
- Released the revolutionary 3DF (3 Dimensional Foam) line in Q4 2012
  - Soft protection plus base layer protection, pre-cooling and cooling.

OUR PRODUCTS

Leatt Body Armour – Sales Growth



$ in thousands
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$168
$1,463
$3,381
2010
2011
2012

- Award winning Body Armor products well accepted since late 2010 introduction.
  - Trusted by athletes for Leatt quality, innovation and safety.
- >100 000 units of Leatt Body Armor sold since introduction.
- 148% volume growth in 2012.
- 131% revenue growth in 2012.
- >$6.2 revenue from Leatt Body Armor products since introduction.

PRODUCT DEVELOPMENT

NEW PRODUCT INITIATIVES PLANNED AND ALREADY UNDERWAY

Leatt Neck Braces – New Chasis 5.5 & 5.5 Junior Range

FIVE.FIVE



ALPT

- The Leatt Five.Five Neck Brace features new chasis design that addresses customer, athlete and engineer input.
  - Features new helmet rim striking platform with improved helmet side clearance.
  - Five.Five features on board sliding front, rear and thoracic sizing adjustment that ensures perfect fit.
- Five.Five will come in a GPX and DBX as well as a kids and junior version.

PRODUCT DEVELOPMENT

NEW PRODUCT INITIATIVES PLANNED AND ALREADY UNDERWAY

Leatt Body Armor – New Hard Shell 5.5 & 3DF Airfit Range

FIVE.FIVE



- Leatt's new premium Hard Shell protector offers maximum protection with full flank protection.
- Vented protection material, articulating design and new pop up mechanism ensures performance.

AIRFIT



- Leatt's new Airfit premium soft protection line features 3DF Airfit impact foam that is ultra vented and 20% lighter than 3DF.
- The elastic weight belt, 3D design and weight ensures comfort.

PRODUCT DEVELOPMENT – New Product Categories

NEW PRODUCT INITIATIVES PLANNED AND ALREADY UNDERWAY

Leatt Fusion Vest Junior

FUSION




LEATT

- Fusion brings together Leatt neck brace technology and Leatt 3DF Airfit impact foam protection for protection of neck, chest, back, shoulders and flank in a single product.

Leatt C Frame Brace

C FRAME



- New C Frame knee brace is bio-medically designed to prevent the most common motorcycle knee injuries by using a 3 point force distribution.

MARKETS FOR LEATT PRODUCTS






34



139

- Leatt products have roots in off-road motorcycle market: ~1.5 million riders in USA, ~50% of world market.
- Moved into bicycle market: ~15.7 million riders in USA, ~50% of world market.
- Also a presence in such markets as
  - Snowmobile: ~2.8 million riders
  - Street motorcycle: ~25 million riders
- World-class athletes using Leatt products
  - Jeffrey Herlings, Trey Canard, Cyril Despres
  - Marvin Musquin, Kevin Windham, Blake Baggett
  - Danny Hart, Sam Hill, Cedric Garcia
  - Andrew Neethling, and many others
- Other market opportunities
  - Ski & snowboard: ~82 million skiers
  - Ice Hockey: ~6 million players
  - Helmets: ~4 million motorcycle helmets sold annually with ~20% offroad

MARKETS FOR LEATT PRODUCTS

Leatt Neck Brace – New Markets



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
3%
97%
2%
9%
89%
3%
14%
6%
77%
3%
17%
3%
77%
2%
18%
2%
78%
2009
2010
2011
2012
2013 Q1
Other¹
Bicycle
Street Motorcycle
Offroad Motorycycle

1.Other = Snowmobile, Kart

Leatt has successfully entered new markets since 2010

- ~18% of brace unit sales in Q1 2013 from DBX Bicycle Brace.
  - Grew from 9% of unit sales in 2010 when released.
- Street Brace introduced in 2011 along with a Snowmobile brace.
- Road Racing brace released in Q1 2013 to support Street Brace.

MARKETS FOR LEATT PRODUCTS

Leatt Neck Brace – Market Position 2012


69%
14%
12%
3%
1%
1%
47%
Leatt
Alpinestars
EVS
Atlas
Omega
Other
None
North American Market
(Estimated to be 50% of World Market)

- Leatt had a 69% market share according to an industry survey of primarily off-road motorcycle riders conducted by Racer X magazine in October 2012.
- Atlas brace, based in Canada, entered market during 2012 and gained 3% market share in North America – this is not indicative of the worldwide situation.
- EVS introduced a very low priced neck protector to market in 2012 that increased its market share by 2%.
- 47% of survey respondents do not own a neck brace, an untapped market for Leatt.

Source: RacerX magazine reader survey of brand of neck brace owned, October 2012

MARKETS FOR LEATT PRODUCTS

Leatt Chest Protector – Market Position 2012


30%
26%
11%
7%
6%
7%
5%
3%
3%
3%
3%
3%
3%
7%
2%
2%
2%
1%
0%
0%
5%
20%
Fox
Thor
EVS
SixSixOne
HRP
Troy Lee Designs
MSR
O'Neal
Fly
Answer
AXO
Alpinestars
Acerbis
Leatt
Moose
Shift
No Fear
UFO
Sinisalo
Pro Grip
Other
None

North American Market
(Estimated to be 50% of World Market)

- According to the Racer X survey, Leatt's market share of chest protector market had grown to 7% by October 2012, up from 3% in 2011.
- Survey revealed that 20% of survey participants do not wear a chest protector.

Source: RacerX magazine reader survey of brand of chest protector owned, October 2012

MARKETING INITIATIVES & SOCIAL MEDIA


"Wipeout"

- Continued sponsorship, support of motorcycle and bicycle athletes.
- "Straight Talk About Neck Braces" video series
  - Features Leatt technology, addresses neck brace usage questions.
- Media visits to Leatt lab
  - Top journalists visit facility, often write editorials about Leatt, *e.g.* "The Neck Brace" – May 2013 issue of Dirt Rider magazine
- More emphasis on electronic media advertising
  - Online, focused e-mail campaigns that get us closer to end-user consumer.
- Strengthen digital assets and online selling platforms globally to grow further; add online loyalty program
- Marketing website: http://www.leatt.com
- Added Social Media marketing
  - 46,000 Facebook fans in 3 years, 25,000 in 2012: https://www.facebook.com/officialleat
  - "Wipeout" is most popular Facebook post to date: Reached audience of 88,000.
  - 204,000 Youtube video views: http://www.youtube.com/user/OfficialLeatt
  - Plan to make more country-specific to grow further

FINANCIAL HIGHLIGHTS

SELECTED PROFIT AND LOSS ITEMS

	3 Months Ended		12 Months Ended	
$ in thousands	**March 31, 2013**	**March 31, 2012**	**December 31, 2012**	**December 31, 2011**
Revenues	3,248	3,322	16,577	17,878
Gross Profit	1,595	1,865	8,909	10,409
Gross Profit %	49%	56%	54%	58%
Product Royalty Income	37	34	262	99
Total Operating Expenses	2,391	2,090	9,106	9,650
Income Before Income Taxes	-755	-173	126	882
Net Income	-755	-174	78	764
	Unaudited	Unaudited	Audited	Audited

FINANCIAL HIGHLIGHTS

SELECTED BALANCE SHEET DATA

$ in thousands	March 31, 2013	December 31, 2012	December 31, 2011
Cash, equivalents and short term investments	1,151	978	1,395
Accounts receivable	2,303	3,532	2,993
Inventory	3,049	3,770	3,679
Total current assets	7,391	9,372	9,120
Total Assets	8,534	10,656	10,642
Total current liabilities	1,702	2,953	2,936
Long term liabilities	0	0	0
Total stockholders' equity	6,794	7,664	7,606
Current Ratio	4.3	3.2	3.1
	Unaudited	Audited	Audited

FINANCIAL HIGHLIGHTS

Revenue Trends – Worldwide



$ in Thousands


$20,000
$15,000
$10,000
$5,000
0
$13,743
$14,330
$17,878
$16,577
2009
2010
2011
2012

- Worlwide revenue since inception in 2006 >$100 million.
- Worldwide 2012 revenues 7% lower compared to 2011, primarily due to lower OEM revenues.
- Worldwide Q1 2012 revenues 2% lower compared to Q1 2011, primarily due to lower brace sale volumes in Europe resulting from cautious consumer confidence levels, as well as brace inventory close outs at Leatt USA to make room for newer models.

STOCK INFORMATION

Common shares	OTCQB: LEAT
150-day closing price range (Post Reverse Split[1])	$0.50 - $0.83
Recent price (5/30/13)	$0.68
Average daily trading volume (90-day)	1,142
Common shares outstanding	5.2 million
Market capitalization	$3.54 million
[1] 1-for-25 reverse split effective September 20, 2012	

- In January 2013, Leatt secured full service eligibility from The Depository Trust Company (DTC) for shares of its common stock.
- Long-term goal is to list Leatt common stock on a U.S. national exchange such as NASDAQ or the NYSE.

OUTLOOK – BUSINESS AND OPERATIONS

Growth plan – implement following global growth strategy, which we expect will double revenue every 2-3 years:

- Increase market share in core markets by continuously developing unique, innovative products that protect more areas of athletes' bodies and can be sold through existing distribution channels.
- Develop revolutionary products that can be used in more sports to reach more athletes.
- Continue to target and develop emerging markets with our products.
- As new product categories created, develop distribution channels for those categories.

Key elements of growth plan –

- The continuous development of unique, lab tested, athlete-trusted products.
- As we grow, focus on maximizing economies of scale through increased efficiency and cost controls to improve gross margins and profitability.

SUMMARY – WHY LEATT ?

- Innovative lab- and action-proven performance products that fulfill unmet needs to protect and save the lives of amateur and professional athletes of all ages.
- Experienced, diverse international management team.
- Strong global distribution network. US dealer direct distribution with potential to add new product lines or brands.
- Leader in Neck Brace market with 69% market share.
- Growing market share in Chest Protector and Body Armor market.
- Strong authentic brand respected for innovation, quality and performance.
- Proven technology leader with strong intellectual property portfolio.
- Solid and innovative product pipeline expected to strengthen current offering and position Leatt to penetrate additional key markets with significant potential.
- Growth strategy expected to drive significant revenue increases.
- Ability to achieve economies of scale to drive profitability.

Engineered for Performance

HEADQUARTERS OFFICE
50 Kiepersol Crescent
Atlas Gardens
Durbanville, 7550
South Africa
Phone: 27 21 557 7257
www.leatt-corp.com

USA DISTRIBUTION OFFICE
Two Eleven Distribution LLC
26320 Diamond Place
Unit 130
Santa Clarita, CA 91350
Phone: 888 209 5584
www.leatt-brace.com

INVESTOR RELATIONS:
Joe Allen
Chairman & CEO
Allen & Caron Inc
212 691 8087 (NYC)
949 474 4300 (California)
Fax (212) 691-8116
www.allencaron.com